SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 15, 2007

TANK SPORTS, INC.

(Exact name or registrant as specified in its charter)

California	333-129910	95-4849012
(State of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

10925 Schmidt Road
El Monte, California 91733

(Address of Principal Executive Offices, Including Zip Code)

(626) 350-4039

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 15, 2007, the Registrant completed the acquisition of 10,500,000 shares, or one hundred percent (100%), of the issued and outstanding common stock of People’s Motor International Company, Limited, a company organized under the laws of the British Virgin Islands (the “Company”) pursuant to a Stock Purchase Agreement (the “Agreement”) by and among the Registrant, the Company and its shareholders dated November 15, 2007. We purchased 100% of the common stock of the Company from the Shareholders for an aggregate purchase price equal to 4,000,000 shares of our common stock, with 2,400,000 shares being delivered on the Closing Date (as such term is defined in the Agreement), and 1,400,000 shares being delivered on the 180th day following the Closing Date.

 Item 9.01 Financial Statements and Exhibits

a) Financial Statements
None

b) Exhibits

1.1	Stock Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by The undersigned hereunto duly authorized.

TANK SPORTS, INC.

Date: November 19, 2007	By:	/s/ Jing Jing Long
Jing Jing Long
Title: Principal Executive Officer